UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2010

ENERGY TRANSFER EQUITY, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32740 (Commission File Number)	30-0108820 (IRS Employer Identification No.)
3738 Oak Lawn
Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Energy Transfer Partners, L.L.C.
     On August 10, 2010, the board of directors of LE GP, LLC (“LE GP”), the general partner of Energy Transfer Equity, L.P. (“ETE”), approved the Fourth Amended and Restated Limited Liability Company Agreement of Energy Transfer Partners, L.L.C. (the “Amended and Restated ETP LLC Agreement”), and this amendment became effective on August 10, 2010. A copy of the Amended and Restated ETP LLC Agreement is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     ETE owns 100% of the limited liability company interests in Energy Transfer Partners, L.L.C. (“ETP LLC”), which is the general partner of Energy Transfer Partners GP, L.P., which in turn is the general partner of Energy Transfer Partners, L.P. (“ETP”).
     The Amended and Restated ETP LLC Agreement amends the existing Third Amended and Restated Limited Liability Company Agreement to provide that the following actions will require the approval of a majority of the members of the board of directors of ETP LLC, including at least one independent director of such board:
(i)	any action to make, or consent to, a general assignment for the benefit of creditors of ETP;

(ii)	any action to file, or consent to the filing of, any petition for relief under the U.S. Bankruptcy Code naming ETP or otherwise seek relief for ETP from its debts or protection generally from its creditors;

(iii)	any action to file, or consent to the filing of, a petition seeking a liquidation, dissolution or arrangement of ETP; and

(iv)	any action to file a pleading admitting, or failing to contest, the material allegations of a petition filed against ETP in a proceeding of the type described in (i) through (iii) above.
     The Amended and Restated ETP LLC Agreement also includes certain administrative amendments to the existing agreement.
     Regency GP LLC
     On August 10, 2010, the board of directors of LE GP approved the Second Amendment to Amended and Restated Limited Liability Agreement of Regency GP LLC (the “Second Amendment”) and the Second Amendment became effective on August 10, 2010. A copy of the Second Amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference.
     ETE owns 100% of the limited liability company interests in ETE GP Acquirer LLC, which in turn owns 100% of the limited liability company interests in Regency GP LLC (“Regency GP LLC”), which is the general partner of Regency GP LP (“Regency GP”), which in turn is the general partner of Regency Energy Partners LP (“Regency”).
     The Second Amendment amends the existing Amended and Restated Limited Liability Company of Regency GP LLC to provide that Regency GP LLC will not be permitted to take the following actions without the approval of the ETE GP Acquirer LL, as the sole member of Regency GP LLC:

(i)	any action to make, or consent to, a general assignment for the benefit of creditors of Regency;

(ii)	any action to file, or consent to the filing of, any petition for relief under the U.S. Bankruptcy Code naming Regency or otherwise seek relief for Regency from its debts or protection generally from its creditors;

(iii)	any action to file, or consent to the filing of, a petition seeking a liquidation, dissolution or arrangement of Regency;

(iv)	any action to file a pleading admitting, or failing to contest, the material allegations of a petition filed against Regency in a proceeding of the type described in (i) through (iii) above;

(v)	any action to seek, consent to or acquiesce in the appointment of a receiver, liquidator, conservator, assignee, trustee, sequestrator, custodian or any similar official for Regency GP LLC, Regency GP or Regency, as applicable, or for all or any substantial portion of any such entity’s properties;

(vi)	any action to sell all or substantially all of the assets of Regency GP LLC, Regency GP or Regency;

(vii)	any action to dissolve or liquidate Regency except in accordance with Article IX of the Amended and Restated Agreement of Limited Partnership of Regency (the “Regency Partnership Agreement”);

(viii)	any action to merge or consolidate Regency;

(ix)	any action to amend the Regency Partnership Agreement; and

(x)	any action to make a material change in the amount of the quarterly distributions made on the common units of Regency or the payment of any material extraordinary distribution on the Regency common units.
     In addition, the Second Amendment specifies that ETE GP Acquirer, as the sole member of Regency GP LLC, will have exclusive authority over the business and affairs of Regency GP LLC that do not relate to the management and control of Regency, and the Second Amendment identifies various such matters as to which ETE GP Acquirer will have such exclusive authority.
     Finally, the Second Amendment provides that the following actions will require the approval of a majority of the members of the board of directors of Regency GP LLC, including at least one independent director of such board:
(i)	any action to make, or consent to, a general assignment for the benefit of creditors of Regency;

(ii)	any action to file, or consent to the filing of, any petition for relief under the U.S. Bankruptcy Code naming Regency or otherwise seek relief for Regency from its debts or protection generally from its creditors;

(iii)	any action to file, or consent to the filing of, a petition seeking a liquidation, dissolution or arrangement of Regency; and

(iv)	any action to file a pleading admitting, or failing to contest, the material allegations of a petition filed against Regency in a proceeding of the type described in (i) through (iii) above.
Item 8.01. Other Events.
     As of August 10, 2010, the respective conflicts committees and the boards of directors of LE GP, ETP LLC, and Regency GP LLC, adopted the Statement of Policies Related to Potential Conflicts among Energy Transfer Partners, L.P., Energy Transfer Equity, L.P. and Regency Energy Partners LP (the “Conflicts Policy”), and this Conflicts Policy became effective as of August 10, 2010. A copy of the Conflicts Policy is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of the Exhibit
3.1	Fourth Amended and Restated Limited Liability Company Agreement of Energy Transfer Partners, L.L.C., dated August 10, 2010.

3.2	Second Amendment to Amended and Restated Limited Liability Company Agreement of Regency GP LLC, dated August 10, 2010.

99.1	Statement of Policies Related to Potential Conflicts among Energy Transfer Partners, L.P., Energy Transfer Equity, L.P. and Regency Energy Partners LP, dated as of August 10, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.
By:	LE GP, LLC, its general partner

By:	/s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

Dated: August 10, 2010

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